UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2012

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33156 (Commission File Number)	20-4623678 (I.R.S. Employer Identification No.)
350 West Washington Street
Suite 600
Tempe, Arizona 85281
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (602) 414-9300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
Signature
EX-10.1: Amendment to Employment Agreement, effective as of May 3, 2012, between First Solar, Inc. and James Hughes, and Amendment to Non-Competition and Non-Solicitation Agreement, effective as of May 3, 2012, between First Solar, Inc. and James Hughes

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on a Quarterly Report on Form 10-Q filed on May 4, 2012 with the Securities and Exchange Commission by First Solar, Inc. (“First Solar” or the “Company”), the Company announced on May 3, 2012 the appointment of James A. Hughes as Chief Executive Officer. Mr. Hughes, who served as Chief Commercial Officer since he joined the Company in March 2012, succeeded Michael J. Ahearn, the Company's interim Chief Executive Officer, effective May 3, 2012. Mr. Ahearn will continue in his role as Chairman of the Board of Directors.

On May 9, 2012, the Company and Mr. Hughes entered into an amendment (the “Amendment”) effective as of May 3, 2012, to the employment agreement between the Company and Mr. Hughes dated March 14, 2012, thereby reflecting Mr. Hughes' appointment as Chief Executive Officer and increasing (i) Mr. Hughes' annual base salary from $550,000 to $750,000, (ii) Mr. Hughes' annual bonus target from 90% to 115%, (iii) Mr. Hughes' expected Key Senior Talent Equity Performance Program award grant from 265,000 performance units to 500,000 performance units, and (iv) the period for severance payments in the event of a termination without cause or resignation for good reason from 12 months to 24 months. Also effective May 3, 2012, the Company and Mr. Hughes entered into an Amendment to the Non-Competition and Non-Solicitation Agreement between the Company and Mr. Hughes effective as of March 19, 2012, whereby the restricted period thereunder was increased from 12 to 24 months following Mr. Hughes' termination of employment and whereby the scope of the covered territory was clarified.

The foregoing description of the amendments to Mr. Hughes' employment agreement and non-competition and non-solicitation agreement is qualified in its entirety by reference to the full text of such agreements, which are filed as Exhibit 10.1 to this Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1
Amendment to Employment Agreement, effective as of May 3, 2012, between First Solar, Inc. and James Hughes, and Amendment to Non-Competition and Non-Solicitation Agreement, effective as of May 3, 2012, between First Solar, Inc. and James Hughes.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.
(Registrant)

Date: May 11, 2012	By:	/s/	Mary Beth Gustafsson
	Name:		Mary Beth Gustafsson
	Title:		Executive Vice President, General Counsel and Secretary